Supplemental Financials 1Q24 Earnings May 7, 2024

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales and adjusted EBITDA for the year ended December 31, 2024. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) global economic instability and potential supply chain disruption caused by Russia’s invasion of Ukraine and resulting sanctions, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP income (loss) before income taxes, the closest comparable GAAP measures to Adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict without unreasonable efforts the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating Adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Q1 2024 Results Summary

First Quarter 2024 Results Summary (in millions)					
		Q1 2024		Q1 2023	Constant Currency Change
Bone Growth Therapies	$	52.5	$	47.7	10.0%
Spinal Implants, Biologics, and Enabling Technologies	$	108.8	$	101.5	7.2%
Global Spine	$	161.3	$	149.2	8.1%
Global Orthopedics	$	27.3	$	26.0	3.8%
Total Net Sales	$	188.6	$	175.2	7.5%
Adjusted Gross Margins		70.3%		70.7%	(5.7)%
Adjusted EBITDA	$	7.7	$	3.2	139.0%

Q1 Total Net Sales: $188.6M; 7.5% y/y growth

Q1 Adjusted EBITDA: $7.7M; 4.1% of sales
vs $3.2M in 1Q23; 1.8% of sales

Q1 Adjusted Gross Margin: 70.3%
vs 70.7% in 1Q23

Q1 Sales & Marketing: $100.0M; 53.0% of sales
vs $93.8M in 1Q23; 53.5% of sales

Q1 R&D: $19.5M; 10.3% of sales
vs $23.3M in 1Q23; 13.3% of sales

©2024 Orthofix Medical Inc. All rights reserved | 3

ORTHOFIX®

Q1 2024 Key Messages Strong fundamentals with compelling growth opportunity and value proposition across diverse portfolio Merger thesis remains intact Broad product portfolio driving penetration of new and existing customers Prioritization of profitable growth; free cash flow positive in 4Q24 Solid operational execution with >200 basis points adjusted EBITDA expansion

First Quarter Revenues Q1 Total Revenues $188.6M ; +7.5% y/y* * Y/Y Growth (Decline) on Constant Currency basis Diversified and complementary portfolio platform with broad clinical reach Bone Growth Therapies $52.5M; +10.0% Global Orthopedics $27.3M; +3.8%* Global Spinal Implants, Biologics, & Enabling Technology $108.8M; +7.2%* International Spinal Implants, Biologics & Enabling Technologies $9.4M; (3.3%)* U.S. Spinal Implants, Biologics & Enabling Technologies $99.4M; +8.3% 91.3% 8.7%

Complementary Portfolios

$7B of Focused High-Growth Market Segments* | 6.1% CAGR

Spinal Implants
Motion Preservation
Spinal Fixation

Orthopedics
Limb Reconstruction
Deformity Correction



Synergistic
Product
Platform

Biologics
Cellular Allograft
Demineralized Bone Matrices
Synthetic Bone Grafts

Bone Growth Therapies
Bone Growth Stimulation
Non-Surgical Alternative
Regenerative Technology

Enabling Technologies
Machine-vision 7D FLASH™ Navigation

SmartTRAK® 2022 – 2026 U.S. Estimates
*Focused growth segments include Enabling Technologies, Motion Preservation, Interbody, DBM, LLIF/OLIF, MIS and Long Bone Stimulation

©2024 Orthofix Medical Inc. All rights reserved | 6

ORTHOFIX®

2024 Full Year Guidance* $790 – 795M Revenue $62 – 67M Adjusted EBITDA Revenue ranges above represent 6% to 7% year-over-year growth Guidance information is as of May 7, 2024, based on guidance provided by Orthofix leadership on that date. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect ay confirmation or update of, that guidance by Orthofix leadership as of any date other than May 7, 2024. *As of the Company’s Q1 2024 Earnings Call hosted on May 7, 2024 Cash Flow Positive for Q4 2024

2024 Key Priorities Profitable Growth Synergistic Product Platform Innovation Sustainable differentiated growth engine Adjusted EBITDA improvements Effective management of cash flow Optimization of cost synergies Cash flow positive for Q4 2024 Avoid “growth at all cost” Efficient working capital management Leverage technologies and sales channels across all product segments Diversified portfolio with complementary multifunctional applications Continuum of musculoskeletal care integrated by enabling technologies Cross selling opportunities Continued innovation as a growth driver Allocation of resources to high value businesses Product development that enables market share gain Extension of existing product pipeline

Condensed Consolidated Balance Sheets         (U.S. Dollars, in thousands, except par value data)   March 31, 2024   December 31, 2023      (unaudited)     Assets         Current assets         Cash and cash equivalents   $ 26,964   $ 33,107 Restricted cash   2,500   4,650 Accounts receivable, net of allowances of $8,398 and $7,130, respectively   125,617   128,098 Inventories   219,076   222,166 Prepaid expenses and other current assets   24,821   32,422 Total current assets   398,978   420,443 Property, plant, and equipment, net   158,132   159,060 Intangible assets, net   112,761   117,490 Goodwill   194,934   194,934 Other long-term assets   41,245   33,388 Total assets   $ 906,050   $ 925,315 Liabilities and shareholders’ equity         Current liabilities         Accounts payable   $ 57,147   $ 58,357 Current portion of long-term debt   3,125   1,250 Current portion of finance lease liability   724   708 Other current liabilities   89,625   104,908 Total current liabilities   150,621   165,223 Long-term debt   115,071   93,107 Long-term portion of finance lease liability   18,345   18,532 Other long-term liabilities   51,698   49,723 Total liabilities   335,735   326,585 Contingencies       Shareholders’ equity       Common shares $0.10 par value; 100,000 shares authorized; 37,410 and 37,165 issued and outstanding as of March 31, 2024 and December 31, 2023, respectively   3,741   3,717 Additional paid-in capital   753,398   746,450 Accumulated deficit   (186,164)   (150,144) Accumulated other comprehensive loss   (660)   (1,293) Total shareholders’ equity   570,315   598,730 Total liabilities and shareholders’ equity   $ 906,050   $ 925,315

Condensed Consolidated Statements of Operations           Three Months Ended   March 31, (U.S. Dollars, in thousands, except share and per share data)   2024   2023   (Unaudited) Net sales $ 188,608 $ 175,204 Cost of sales 61,366 64,875 Gross profit   127,242   110,329   Sales and marketing 100,043 93,791 General and administrative 31,648 48,811 Research and development 19,492 23,307 Acquisition-related amortization and remeasurement 5,396 4,134 Operating loss   (29,337)   (59,714)   Interest expense, net (4,558) (1,289) Other income (expense), net (1,274) 676 Loss before income taxes   (35,169)   (60,327)   Income tax expense (851) (611) Net loss   $ (36,020) $ (60,938)   Net loss per common share: Basic $ (0.95) $ (1.71) Diluted (0.95) (1.71) Weighted average number of common shares (in millions): Basic 37,741 35,734 Diluted 37,741 35,734

Net Sales by Major Product Category (as reported)                 Three Months Ended March 31, (Unaudited, U.S. Dollars, in millions)   2024   2023   Change   Constant Currency Change Bone Growth Therapies $ 52.5 $ 47.7 10.0% 10.0% Spinal Implants, Biologics, & Enabling Technologies 108.8 101.5 7.2% 7.2% Global Spine   161.3   149.2   8.1%   8.1% Global Orthopedics 27.3 26.0 5.1% 3.8% Net sales   $ 188.6   $ 175.2   7.7%   7.5%

Non-GAAP Financial Measures On the Company’s Q1 2024 earnings call held on May 7, 2024, Orthofix management presented Adjusted EBITDA and Adjusted Gross Margin, both of which are non-GAAP financial measures, for the 1st quarter of 2024. The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.